UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2008

APRIA HEALTHCARE GROUP INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-14316	33-0488566
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26220 Enterprise Court Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 639-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On August 18, 2008, Apria Healthcare Group Inc. (“Apria”) issued a press release announcing that it continues to evaluate its accounts receivable reserves and requires additional time in order to analyze how any potential correction should be treated and how the current and prior periods may be impacted. Once this matter has been resolved Apria will file its Quarterly Report on Form 10-Q for the period ended June 30, 2008 and will announce the date and time of its quarterly earnings conference call to discuss the second quarter 2008 results. The lenders under Apria’s existing credit agreements have consented to the delayed delivery of Apria’s financials under the terms of those agreements. A copy of the press release is attached hereto as Exhibit No. 99.1.

     The information in this current report on Form 8-K is being furnished to the Commission and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

Exhibits.

Exhibit
Number	Reference

99.1	Press Release issued by Apria on August 18, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APRIA HEALTHCARE GROUP INC.
Registrant

/s/ Peter A. Reynolds

Peter A. Reynolds
Chief Accounting Officer and Controller

August 19, 2008

EXHIBIT INDEX

Exhibit
Number	Reference

99.1	Press Release issued by Apria on August 18, 2008.